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                                                                    EXHIBIT 10.2


             THE NEXTERA/LEXECON LIMITED PURPOSE STOCK OPTION PLAN
                                       OF

                            NEXTERA ENTERPRISES, INC.
                    (AS AMENDED AND RESTATED ON MAY 5, 1999)

                  Nextera Enterprises, Inc., a Delaware corporation, has adopted The Nextera/Lexecon Limited Purpose Stock Option Plan (the "Plan"), effective March 18, 1999 for the benefit of eligible employees and consultants.

                  The purposes of the Plan are as follows:

                  (1) To provide an additional incentive for key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock.

                  (2) To enable the Company to obtain and retain the services of key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company.

                                   ARTICLE I.

                                  DEFINITIONS

                  1.1. General. Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

                  1.2. Administrator. "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein, and shall refer to the Committee (or a delegate of the Committee under Section 7.5) unless the Board has assumed the authority for administration of the Plan generally as provided in Section 7.1.

                  1.3. Award Limit. "Award Limit" shall mean 375,000 shares of Class A Common Stock, as adjusted pursuant to Section 8.3 of the Plan.
                  1.4. Board. "Board" shall mean the Board of Directors of the Company.

                  1.5. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  1.6. Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 7.1.

                  1.7. Class A Common Stock. "Class A Common Stock" shall mean the Class A Common Stock of the Company, par value $0.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Class A Common Stock.

                  1.8. Common Stock. "Common Stock" shall mean the Class A Common Stock of the Company,


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par value $0.001 per share, and the Class B Common Stock of the Company, par value $0.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

                  1.9. Company. "Company" shall mean Nextera Enterprises, Inc., a Delaware corporation.

                  1.10. Consultant. "Consultant" shall mean any consultant or adviser if:

                           (a) the consultant or adviser renders bona fide services to Lexecon or any Subsidiary of Lexecon;

                           (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

                           (c) the consultant or adviser is a natural person who has contracted directly with Lexecon or any Subsidiary of
Lexecon to render such services.

                  1.11. Director. "Director" shall mean a member of the Board.

                  1.12. Disability. "Disability" shall mean, with respect to any Optionee, (i) the suffering of any mental or physical illness, disability or incapacity that shall in all material aspects preclude such Optionee from performing his or her employment or consultant duties, or (ii) the absence of such Optionee from his or her employment or consultant duties by reason of any mental or physical illness, disability or incapacity for a period of ninety (90) days during any one hundred twenty (120) day period; provided, however, in either case, that such illness, disability or incapacity shall be reasonably determined to be of a permanent nature by a licensed, board certified physician.

                  1.13. DRO. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

                  1.14. Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of Lexecon or any Subsidiary of Lexecon.

                  1.15. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  1.16. Fair Market Value. "Fair Market Value" of a share of Class A Common Stock as of a given date shall be (a) the average closing price of a share of Class A Common Stock on the principal exchange on which shares of Class A Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the ten most current trading days immediately prior to such date, or (b) if Class A Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the average mean between the closing representative bid and asked prices for the Class A Common Stock on the ten (10) most recent trading days immediately prior to such date as reported by NASDAQ or such successor quotation system; or (c) if Class A Common Stock is not publicly traded on an


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exchange and not quoted on NASDAQ or a successor quotation system, the Fair
Market Value of a share of Class A Common Stock as established by the Administrator acting in good faith. The Administrator shall determine the Fair Market Value at least once each calendar quarter and such determination shall apply until the Administrator has made another determination of Fair Market Value.

                  1.17. Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

                  1.18. Lexecon. "Lexecon" shall mean Lexecon Inc., an Illinois corporation. Lexecon is a Subsidiary of the Company.

                  1.19. Option. "Option" shall mean a stock option granted under the Plan (collectively, "Options").

                  1.20. Option Agreement. "Option Agreement" shall mean a written agreement in the form attached hereto as Exhibit A and as executed by an authorized officer of the Company and the Optionee.

                  1.21. Optionee. "Optionee" shall mean a person who has been granted an Option.

                  1.22. Plan. "Plan" shall mean The Nextera/Lexecon Limited Purpose Stock Option Plan.

                  1.23. Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

                  1.24. Section 162(m) Participant. "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

                  1.25. Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

                  1.26. Subsidiary. "Subsidiary" shall mean (a) any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, (b) any partnership in which the Company is a general partner, (c) any limited liability company in which the Company is a managing member, or (d) any partnership or limited liability company in which the Company possesses a 50% or greater interest in the total capital or total income of such partnership.

                  1.27. Termination for Cause. "Termination for Cause" shall mean the time when the employee-employer or Consultant-employer relationship between an Optionee and the Company or any Subsidiary is terminated for cause, as termination for cause is defined in the


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Optionee's noncompetition/confidentiality, employment or consultancy agreement;
provided however, that if termination for cause is not therein defined, the following shall constitute "Cause" for the termination of the Optionee's employee-employer or Consultant-client relationship:

                           (a) material dishonest statements or acts of the Optionee with respect to the Company or any affiliate of the Company;

                           (b) indictment of the Optionee for (i) a felony or (ii) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud ("indictment," for these purposes, meaning an indictment, probable cause hearing or any other procedure pursuant to which an initial determination of probable or reasonable cause with respect to such offense is made);

                           (c) willful misconduct by the Optionee after three (3) days written notice and an opportunity to cure;

                           (d) gross negligence, or willful failure or refusal of the Optionee to comply with explicit directions of the Board after fifteen (15) days written notice and an opportunity to cure.

                  In making any determination under this Section 1.27 the Board shall act fairly and in good faith and shall give the Optionee an opportunity to appear and be heard at a meeting of the Board or any committee thereof and present evidence on his behalf.

                  1.28. Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of an Optionee as a Consultant to Lexecon is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its reasonable discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a Termination for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                  1.29. Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and Lexecon is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of


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Employment, including, but not by way of limitation, the question of whether a
Termination of Employment resulted from a Termination for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment.

                                   ARTICLE II.

                             SHARES SUBJECT TO PLAN

                  2.1.     Shares Subject to Plan.

                           (a) The shares of stock subject to Options shall be Class A Common Stock, initially shares of the Company's Class A Common Stock, par value $0.001 per share. The aggregate number of such shares which may be issued upon exercise of such Options under the Plan shall not exceed 5,500,000. The shares of Class A Common Stock issuable upon exercise of such Options may be either previously authorized but unissued shares or treasury shares.

                           (b) The maximum number of shares which may be subject to Options, granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.


                                  ARTICLE III.

                               GENERAL PROVISIONS

                  3.1. Option Agreement. Each Option shall be evidenced by an Option Agreement. Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. No Option granted under this plan shall be an "incentive stock option" within the meaning of Section 422 of the Code.

                  3.2. Provisions Applicable to Section 162(m) Participants. The Committee, in its discretion, may determine whether an Option is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

                  3.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Option granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.


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                  3.4.     Consideration. In consideration of the granting of an
Option under the Plan, the Optionee shall agree, in the Option Agreement, to render faithful and efficient services to the Company or a Subsidiary.

                  3.5. At-Will Employment. Nothing in the Plan or in any Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Optionee and the Company and any Subsidiary.


                                   ARTICLE IV.

                               GRANTING OF OPTIONS

                  4.1. Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.2(a)(i) shall be eligible to be granted an Option.

                  4.2.     Granting of Options to Employees and Consultants.

                           (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the
         Plan:

                                    (i)      Determine which Employees are key
                  Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

                                    (ii)     Subject to the Award Limit,
                  determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

                                    (iii)    Determine whether such Options are
                  to qualify as performance-based compensation as described in
                  Section 162(m)(4)(C) of the Code; and

                                    (iv)     Determine the terms and conditions
                  of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to satisfy the applicable provisions of Section 162(m) of the Code.


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                           (b)      Upon the selection of a key Employee or
         Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

                                   ARTICLE V.

                                TERMS OF OPTIONS

                  5.1. Option Price. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Class A Common Stock, unless otherwise permitted by applicable state law and, in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Class A Common Stock on the date the Option is granted.

                  5.2. Option Term. The term of an Option granted to an Employee or Consultant shall be set by the Committee in its discretion; provided, however, that:

                           (a) No Option may have a term that extends beyond the expiration of ten (10) years from the date the Option was granted;

                           (b) The Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or (subject to Section 8.2) amend any other term or condition of such Option relating to such a termination; and

                           (c) Unless otherwise permitted by applicable securities laws, in the event of an Optionee's Termination of Employment or Termination of Consultancy for any reason except death, Disability or Termination for Cause, the Optionee shall have at least sixty (60) days from the date of such Termination of Employment or Termination of Consultancy to exercise the Option, and in the event of an Optionee's Termination of Employment or Termination of Consultancy due to the Optionee's death or Disability, the Optionee shall have at least one hundred eighty (180) days from the date of such Termination of Employment or Termination of Consultancy to exercise the Option. Notwithstanding the forgoing, if an Optionee's Termination of Employment or Termination of Consultancy also qualifies as a Termination for Cause, the Company, in its discretion, may terminate the Optionee's right to exercise his or her Options on the date of such termination or such other time as the Committee (or the Board in the case of Options granted to Independent Directors), in its discretion, shall deem appropriate.


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                  5.3.     Option Vesting

                           (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Option Agreement or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

                           (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Constancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Option Agreement or by action of the Committee following the grant of the Option; provided, however that if an Optionee's employment, in the case of an Employee, or provision of services, in the case of a Consultant, is terminated (i) by reason of death or Disability or (ii) by the Company under circumstances which do not constitute Termination for Cause, the Option shall become exercisable with respect to one-hundred percent (100%) of the Class A Common Stock subject to such Option.

                                   ARTICLE VI.

                               EXERCISE OF OPTIONS

                  6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

                  6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

                           (a)      A written notice complying with the
         applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

                           (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without


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         limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                           (c) In the event that the Option shall be exercised pursuant to Section 8.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

                           (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Class A Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (iv) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii) and (iii). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

                  6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                           (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                           (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

                           (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

                           (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

                           (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the


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         Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

                  6.4. Rights as Stockholders. Optionees shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Optionees.

                  6.5. Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Option Agreement and may be referred to on the certificates evidencing such shares.

                  6.6. Additional Limitations on Exercise of Options. Optionees may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.


                                  ARTICLE VII.

                                 ADMINISTRATION

                  7.1. Compensation Committee. Prior to the Company's initial registration of Class A Common Stock under Section 12 of the Exchange Act, the Compensation Committee shall consist of the entire Board. Following such registration, the Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the
Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

                  7.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Option Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Option Agreement provided that the rights or obligations of the Optionee of the Option that is the subject of any such Option Agreement are not affected adversely. Any such grant under the Plan need not be the same with respect to each Optionee. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.


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                  7.3.     Majority Rule; Unanimous Written Consent. The
Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

                  7.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                  7.5. Delegation of Authority to Grant Options. The Committee may, but need not, delegate from time to time some or all of its authority to grant Options under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Options to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 7.5 shall serve in such capacity at the pleasure of the Committee.


                                  ARTICLE VIII.

                            MISCELLANEOUS PROVISIONS

                  8.1. Not Transferable. No Option under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.


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                  During the lifetime of the Optionee, only he may exercise an
Option (or any portion thereof) granted to him under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

                  8.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 8.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in
Section 8.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Optionee alter or impair any rights or obligations under any Option theretofore granted, unless the Option itself otherwise expressly so provides. No Options may be granted during any period of suspension or after termination of the Plan.


                  8.3. Changes in Class A Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

                           (a) Subject to Section 8.3 (d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Class A Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Class A Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Class A Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Class A Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

                                    (i)      the number and kind of shares of
                  Class A Common Stock (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                                    (ii)     the number and kind of shares of
                  Class A Common Stock (or other securities or property) subject to outstanding Options, and

                                    (iii)    the grant or exercise price with
                  respect to any Option.

                           (b) Subject to Sections 8.3(d) and (e), in the event of any transaction or event described in Section 8.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                                    (i)      To provide for either the purchase
                  of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Optionee's rights had such Option been currently exercisable or payable or fully vested or the replacement of such Option with other rights or property selected by the Administrator in its sole discretion;

                                    (ii)     To provide that the Option cannot
                  vest, be exercised or become payable after such event;

                                    (iii)    To provide that such Option shall
                  be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Option;

                                    (iv)     To provide that such Option be
                  assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                                    (v)      To make adjustments in the number
                  and type of shares of Class A Common Stock (or other securities or property) subject to outstanding Options, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, and Options which may be granted in the future.

                           (c) Subject to Sections 8.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Option, agreement or certificate, as it may deem equitable and in the best interests of the Company.

                           (d)      With respect to Options which are granted to
         Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Option to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Option is not to comply with such exemptive conditions. The number of shares of Class A Common Stock subject to any Option shall always be rounded to the next whole number.

                           (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Option Agreement would so qualify, then this Plan and any Option Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Option Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Option Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

                           (f) The existence of the Plan, the Option Agreement and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Class A Common Stock or the rights thereof or which are convertible into or exchangeable for Class A Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  8.4. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option.

                  8.5. Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option granted under the Plan. The terms and conditions of any such loan shall be set by the Committee.

                  8.6. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Options under the Plan, the Administrator shall have the right to provide, in the terms of Options made under the Plan, or to require an Optionee to agree by separate written instrument, that (a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Optionee upon any receipt or exercise of the Option, or upon the receipt or resale of any Class A Common Stock underlying the Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of the Option (whether or not vested) shall be forfeited, if (b) (i) a Termination of Employment or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option, or
(ii) the Optionee at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator.

                  8.7. Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

                  8.8. Lock-Up in Connection with Initial Public Offering. Each Option Agreement issued pursuant to this Plan prior to the initial public offering of the Company's Common Stock shall include provisions substantially similar to the following:

                  "To induce the underwriters that may participate in an initial public offering (the "Initial Public Offering") of the Company's Common Stock to continue their efforts in connection with the Initial Public Offering, the undersigned, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Initial Public Offering:

                           (i) agrees not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission) or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (x) or
                  (y) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), without prior written consent of the lead managing underwriter of such Initial Public Offering;

                           (ii) agrees not to make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, without the prior written consent of [the lead underwriter]; and

                           (iii) authorizes the Company to cause the transfer
                  agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any shares of Common Stock and any securities convertible into or exercisable or exchangeable for Common Stock for which the undersigned is the record holder and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

         Notwithstanding the foregoing, the restrictions set forth in clauses
         (i), (ii) and (iii) above shall not apply to any transfer of Common Stock to a "Controlled Affiliate" or pursuant to a "Qualified Transfer" (as each such term is defined in the Company's Amended and Restated Certificate of Incorporation); provided that prior to any such transfer the transferee agrees in writing to be bound by the provisions of this Section ___.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth in this Section, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned."

                  8.9. Compliance with Laws. The Plan, the granting and vesting of Options under the Plan and the issuance and delivery of shares of Class A Common Stock and the payment of money under the Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                  8.10. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                  8.11. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                       17